EXHIBIT 10.24


           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------

     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 31, 2002, is between PEGASUS SOLUTIONS, INC., formerly known as Pegasus Systems, Inc., a Delaware corporation ("Borrower"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, N.A.), a New York banking corporation, as Administrative Agent ("Administrative Agent").

                                  RECITALS:

          A. Borrower and Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of August 31, 2001, which amended and restated a Credit Agreement dated as of April 17, 2000 (as the same has been or may be amended, restated or modified from time to time, the ("Agreement").

          B. Pursuant to the Agreement Pegasus No. 1, LLC, a Delaware limited liability company; Pegasus No.2, LLC, a Delaware limited liability company; Pegasus GP. LLC, a Delaware limited liability company Pegasus Business intelligence LP, a Delaware limited partnership, (successor by merger to Pegasus Commission Processing LP, a Delaware limited partnership, and Pegasus Electronic Distribution LP, a Delaware limited partnership); and Pegasus Solutions Companies, a Delaware corporation (successor by merger to Pegasus Solutions Acquisition Company [formerly known as REZ Inc.], Anasazi Service Corporation, and Anasazi Travel Resources, Inc., and formerly known as Rezoluitions, Inc.) executed that certain Guaranty Agreement dated as of April 17, 2000 (the "Guaranty"), which guaranteed to the Administrative Agent and the Lenders the payment and performance of the Obligations (as defined in the Agreement).

          C. Borrower Administrative Agent and Lenders now desire to amend the Agreement to modify certain covenants, to extend the maturity date and as otherwise provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                                 Definitions

     1.1 Definitions. Capitalized terms used in this Amendment to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE II

                                  Amendments

     2.1 Amendments to Certain Definitions. (a) The table below parenthetical (b) in the definition of "Applicable Margin" in Section 1.01 of the Agreement is hereby deleted in its entirety and is replaced to read as follows:


         Consolidated Leverage    Applicable    Applicable     Applicable
                 Ratio            Margin for    Margin for     Margin for
                                  Base Rate     Eurodollar     Commitment
                                  Borrowings    Borrowings         Fee
      ------------------------    ----------    ----------     ----------
      Greater than or equal to      1.25%         2.25%           0.50%
      1.50 to 1.00

      Less than 1.50 to 1.00,       1.00%         2.00%           0.375%
      but greater than or equal
      to 1.00 to 1.00

      Less than 1.00 to 1.00,       0.75%         1.75%           0.375%
      but greater than or equal
      to 0.50 to 1.00

      Less than 0.50 to 1.00        0.50%         1.50%           0.375%


     (b) The definition of "Deposit Liabilities" in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

          "Deposit Liabilities" means (a) any and all obligations of Borrower or any Subsidiary with respect to deposits received for hotel reservations, (b) any and all deposits and prepaid fees paid under agreements between the Borrower or any Subsidiary and their respective customers and (c) any other cash restricted from the Borrower's or any Subsidiary's general use by any agreement.

     (b) The definition of "Maturity Date" in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

          "Maturity Date" means March 31, 2004.


     2.2 Addition of Certain Definitions. The following new definitions are added to Section 1.01 in appropriate alphabetical sequence:

          "Consolidated Asset Coverage Ratio" means the ratio of (i) (a) cash plus cash equivalents plus short term investments, each as reflected on the Borrower's consolidated balance sheet, plus (b) eighty percent (80%) of the accounts receivable of the Borrower and its Subsidiaries, net of any reserves related thereto, (c) less Deposit Liabilities and current and noncurrent uncleared commission checks as reflected in the liability section of the Borrower's consolidated balance sheet to (ii) Consolidated Funded Debt

          "Consolidated Funded Debt" means, at any particular time, the sum of the following, calculated on a consolidated basis for the Borrower and the Subsidiaries in accordance with GAAP, without duplication (a) all obligations for borrowed money, (b) all Capital Lease Obligations,
     (c) all obligations for the  deferred  purchase price  of properly,  and
     (d) all Letters of Credit


     2.3 Deletion of Certain Definitions. The definition of "Consolidated Liquidity" and all references thereto in the Agreement are hereby deleted in their entirety.

     2.4 Amendment to Section 9.03. Effective as of the date hereof, Section9.03 of the Agreement is hereby deleted in its entirety and is replaced to read as follows:

          Section 9.03. Consolidated Asset Coverage Ratio. The Borrower will, and will cause its Subsidiaries to, at all times maintain a. Consolidated Asset Coverage Ratio of at least 1.25 to 1.00.

     2.5 Undated Schedules. Effective as of the date hereof, Schedules 1.01 through 8.08 attached to the Agreement shall be updated and replaced with Schedules 1.01 through 8.08 attached hereto.

     2.6 Compliance Certificate. The Compliance Certificate attached to the Credit Agreement as Exhibit G shall be replaced by Exhibit G attached hereto.

                                 ARTICLE Ill

          Ratifications. Covenants.. Representations and Warranties

     3.1 Ratifications. The terms and provisions set faith in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except 83 expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect Borrower, Administrative Agent and Lenders agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     3.2 Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan
 Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Default has occurred and is continuing, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

     3.3 Amended and Restated Security Agreement. The Borrower agrees that it will, and will cause each Subsidiary to, execute an Amended and Restated Security Agreement with updated Schedules I through 2 on or before April 30,2002 in order to update such schedules and the names of each Subsidiary.

     3.4 Incumbency Certificates. The Borrower agrees that it will, and will cause each Subsidiary to, execute a certificate of incumbency an or before April 30, 2002, which certificate(s) shall be certified by the Secretary or an Assistant Secretary of the Borrower and each Subsidiary, certifying the names of the officers of the Borrower or applicable Subsidiary authorized to sign the Loon Documents to which the Borrower or such Subsidiary is or is to be a party, together with specimen signatures of such officers. Resolutions authorizing this Amendment and current organizational documents shall be attached to each certificate of incumbency.

     3.5 Governmental Certificates. The Borrower agrees that it will provide, on or before April 30, 2002, certificates of the appropriate government officials of the state of organization of the Borrower and each Subsidiary as to the existence and good standing of the Borrower and each Subsidiary and certificates of the appropriate government officials of each state where the nature of the Borrowe9s and each Subsidiaries business in such state makes qualification to do business necessary and where failure to so qualify would have a material adverse effect, as to the qualification and good standing of the Borrower and each Subsidiary in such states.

     3.6 Schedules. The Borrower agrees that it will provide. on or before April 30, 2002, updated Schedules 1.01 through 8.08 to the Agreement current as of the date of this Amendment.

                                  ARTICLE IV

                    Conditions Precedent to Effectiveness

     4.1 Conditions. The effectiveness of this Amendment is subject to the full satisfaction of each of the following conditions precedent:

          (1) Documents. Administrative Agent shall have received nil of the followings in form and substance satisfactory to Administrative
     Agent:

               (a) Amendment A counterpart of this Amendment signed on behalf of each party or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

               (b) Stock Certificates. Original stock certificates and blank stock transfer powers far Pegasus Solutions Companies.

               (c) Guaranty. An amended and restated Guaranty executed by each of the Guarantors.

               (d) Contribution and Indemnification Agreement. An amended and restated Contribution and Indemnification Agreement executed by the Borrower and each of the Guarantors.

          (2) No Default. No Default or Event of Default shall have occurred and be continuing, or would result from the execution of this Amendment the other Loan Documents, or the transactions contemplated therein.

          (3) No Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of the mast recent financial statements delivered by the Borrower to the Lender or could reasonably be expected to occur, and no material adverse change shall have occurred in the business condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary.

          (4) Representations and Warranties. All of the representations and warranties contained in Article V of the Agreement and in the other Loan Documents shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of the date hereof.

          (5) Legal Matters. The corporate capital, legal, ownership and management structure of the Borrower and such Subsidiary, all shareholder agreements and all tax assumptions and aspects of the transactions contemplated by this Amendment, the Loan Documents and all corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Lender.

                                  ARTICLE V

                             Consents and Waivers

     5.1 No Waiver. Except as otherwise specifically provided for in tins Amendment nothing contained herein shall be construed as a waiver by the Administrative Agent of any covenant or provision of the Agreement the other Loan Documents, this Amendment or of any other contract or instrument between the Borrower, Administrative Agent and the Lenders, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict compliance by the Borrower of any provision thereof shall not waive, affect & diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and each Lender hereby reserve all rights granted under the Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Borrower, the Administrative Agent and the Lenders.

     5.2  Consent to  Prepayment of Subordinated  Note. The  Lenders and  the
 Agent hereby acknowledge their consent to the prepayment in full of all outstanding principal, accrued interest and other amounts due under the Subordinated Note in full satisfaction of all of Borrower's obligations under the Subordinated Note, to the extent such prepayment would otherwise violate the covenants set forth in Section 8.06 or Section 8.12 of the Agreement, and hereby waive any Default existing under Section l10.01 of the Agreement due to such prepayment.

                                  ARTICLE VI

                                Miscellaneous

     6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document finished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Administrative Agent any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them.

     6.2 Reference to Agreement Each of the Loan Documents. including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

      6.3 Expenses of Administrative Agent. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation4 and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable fees and expenses of Administrative Agent's legal counsel.

      6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.5 APPLICABLE  LAW.  THIS  AMENDMENT  AND  ALL  OTHER  LOAN  DOCUMENTS
 EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED N ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Administrative Agent Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and Required Lenders.

      6.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.8 Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a. consent or waiver to or of any other breach of the same or any other covenant condition or duty.

      6.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.10 Non-Application  of  Chapter  346  of  Texas  Finance  Code.   The
 provisions of Chapter 346 of the Texas Finance Code (Vernon's Texas Civil Statutes) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

      6.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR. ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                 [Remainder of Page Intentionally Left Blank

                 Executed as of the date first written above.

                             BORROWER:


                             PEGASUS SOLUTIONS, INC., formerly known as PEGASUS SYSTEMS, INC.

                             By: /s/
                             Name:  Ric Floyd
                             Tite:  Executive Vice President

                             ADMINISTRATIVE AGENT

                             JPMORGAN CHASE BANK (formerly known as The
                             Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association), a New York banking corporation in its capacity as Agent

                             By: /s/
                             Name:  Mae Reeves
                             Title: Vice President


                             LENDERS:

                             JPMORGAN CHASE BANK (formerly known as The
                             Chase Manhattan Bank; successor by merger to Chase Bank of Texas, National Association), a New York banking corporation, in its capacity as Lender


                             By: /s/
                             Name:  Mae Reeves
                             Title: Vice President

                            COMPASS BANK


                            By: /s/
                            Name:  R. Bruce Ere
                            Title: Vice President

                            WELLS FARGO BANK TEXAS, NATIONAL
                            ASSOCIATION

                            By: /s/
                            Name:  David C. Oldani
                            Title: Vice President

     Guarantors hereby consent and agree to this Amendment and agree that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms.

                            PEGASUS NO. 1, LLC

                            By: /s/
                               William C. Hammett, Jr.
                               Manager


                            PEGASUS NO.2, LLC


                             By: /s/
                                William C. Hammett, Jr.
                                Manager

                             PEGASUS GP, LLC

                             By: Pegasus Solutions, Inc., its Sole Member


                             By: /s/
                                 Ric L.Floyd
                                 Executive Vice President


                             PEGASUS BUSINESS INTELLIGENCE, LP,
                             (successor by merger to Pegasus Electronic
                             Distribution, LP and Pegasus Commission
                             Processing, LP)

                             By Pegasus GP. LLC, its General Partner

                                By: Pegasus Solutions, Inc., its Sole Member


                             By: /s/
                                 Ric L. Floyd
                                 Executive Vice President


                             PEGASUS SOLUTIONS COMPANIES, (successor by merger to Pegasus Solutions Acquisition Company [formerly known as REZ, Inc ], Anasazi Service Corporation and Anasazi Travel Resources, Inc, and formerly known as Rezolutions, Inc.)


                             By: /s/
                                 Ric L. Floyd
                                 Executive Vice President

                                 EXHIBIT "G"
                                      TO
                    AMENDED AND RESTATED CREDIT AGREEMENT

                            Compliance Certificate




                [FORM OF COMPLIANCE CERTIFICATE APPEARS HERE]


 ****************************************************************************

                        AMENDED AND RESTATED GUARANTY
                        -----------------------------

      THIS AMENDED AND RESTATED GUARANTY (this "Guaranty", dated as of March 31, 2002, is executed by the undersigned guarantors (each a "Guarantor" and, collectively, the "Guarantors"), for the benefit of each of the banks or lending institutions (each, a 'Lender" and, collectively, the "Lenders") which is or may from time to time become a signatory to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank, successor by merger to The Chase Bank of Texas, National Association) (the "Administrative Agent"), as the Administrative Agent under the Credit Agreement.

      WHEREAS, Pegasus Solutions, Inc., formerly known as Pegasus Systems, Inc., a Delaware corporation (the "Borrower"), the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 31, 2001, as amended of even date hereof (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement", which Credit Agreement amended and restated a credit agreement dated as of April 17, 2000;

      WHEREAS, the Guarantors or their predecessors executed a Guaranty Agreement dated as of April 17, 2000 in connection with the credit agreement dated as of April 17, 2000, as amended and restated by the Credit Agreement;

      WHEREAS, certain of the Guarantors have been restructured since such date; and

     WREREAS, as a condition to the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty in order to accurately reflect the names and structure of the Guarantors.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby jointly and severally, irrevocably and unconditionally guarantee to the Administrative Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

      1. The term 'Guaranteed Indebtedness", as used herein, means all of the "Obligations", as defined in the Credit Agreement The term "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

     2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment reduction, or diminution of any obligation, or any defense of any kind or nature which the Borrower may have against the Administrative Agent any Lender or any other party, or which any Guarantor may have against the Borrower, the Administrative Agent, any Lender or any other party, shall be available to, or shall be asserted by, any Guarantor against to Administrative Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

     3. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

     4. If any Guarantor becomes liable fir any indebtedness owing by the Borrower to the Administrative Agent or any Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Administrative Agent and the Lenders Thereunder shall be cumulative of any and all other rights that any of them may ever have against any Guarantor. The exercise by the Administrative Agent or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5. In the event of default by the Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors jointly and severally agree to promptly pay the amount due thereon to the Administrative Agent, for the pro rata benefit of the Administrative Agent and the Lenders, without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Administrative Agent or any Lender, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against the Borrower, any Guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby irrevocably subordinates to the prior indefeasible payment in Bill of the Guaranteed indebtedness, any and all rights such Guarantor may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law abrogating such Guarantor to the rights of the Administrative Agent and the Lenders) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by such Guarantor under or in connection with this Guaranty or otherwise.

     6. If acceleration of the time for payment of any amount payable by the Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed
 Indebtedness shall nonetheless be jointly and severally payable by the (Guarantors hereunder forthwith on demand by the Administrative Agent.

     7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) the dissolution, insolvency, or bankruptcy of the Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed indebtedness (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Administrative Agent or any Lender to the Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Administrative Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by the Borrower or any other party to the Administrative Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Administrative Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed
 Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Administrative Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of the Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge at the Borrower or any Guarantor.

     8. Each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

          (a) Bach and every representation and warranty contained in the Credit Agreement is true and correct in all respects.

          (b) The value of the consideration received and to be received by such Guarantor as a result of the Borrower, the London and the Administrative Agent entering into the Credit Agreement, the extensions of credit thereunder and such Guarantor executing and delivering this Guaranty is reasonably equivalent to or greater than the liability and obligation of such Guarantor hereunder, and such liability and obligation, the Borrower's entering into the Credit Agreement and the extensions of credit thereunder have benefited and may reasonably be expected to benefit such Guarantor directly or indirectly.

          (c) Such Guarantor has, independently and without reliance upon the Administrative Agent or any Lender and based upon such documents and information as such Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty.

          (d) The ability of the Borrower to borrow from time to time under the Credit Agreement will enable such Guarantor to obtain credit, will benefit such Guarantor and the consolidated corporate group of which such Guarantor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor.

          (e) As additional consideration for entering into this Guaranty, such Guarantor has obtained certain rights under that certain Contribution end Indemnification Agreement of even date herewith, among the Borrower and the Guarantors.

          (f) Such Guarantor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted; such Guarantor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable; such Guarantor is not insolvent (as that term is defined in ii U.S.C. S 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the forgoing representations are supported by such Guarantor's internal projections and forecasts.

          (g) Such Guarantor has determined that the execution and delivery of this Guaranty is to its advantage and benefit, taking into account all relevant facts and circumstances.

     9. If an Event of Default shall have occurred and be continuing, the Administrative Agent and each Lender shall have the right to set off and apply against this Guaranty or the Guaranteed Indebtedness or both, at any dine and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Administrative Agent or any Lender to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Administrative Agent or any Lender shall have made any demand under this Guaranty. As security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Administrative Agent and each Lender a security interest in all money, instruments, certificates of deposit and other property of such Guarantor now or hereafter held by the Administrative Agent and each Lender, including without limitation, property held in safekeeping In addition to the Administrative Agents and each Lender's right of setoff and as further security far this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Administrative Agent and each Lender a security interest in all deposits (genera! or special, time or demand, provisional or final) and all other accounts of such Guarantor now or hereafter on deposit with or held by the Administrative Agent or any Lender and all other sums at any time credited by or owing from the Administrative Agent or any Lender to such Guarantor. The rights and remedies of the Administrative Agent and each Lender hereunder arc in addition to other rights and remedies (including without limitation, other rights of setoff) which the Administrative Agent and each Lender may have.

    10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and each Guarantor hereby assigns the Subordinated Indebtedness to the Administrative Agent, for the pro rata benefit of the Administrative Agent and the Lenders, as security for the Guaranteed Indebtedness, If any sums shall be paid to any Guarantor by the Borrower or any other Person on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent, for the pro rata benefit of the Administrative Agent and the Lenders, without affecting the liability of any Guarantor under this Guaranty and may be applied by the Administrative Agent and the Lenders against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion; provided however that so long as no Event of Default shall have occurred, the Borrower and the Subsidiaries shall be permitted to pay to any Guarantor, and each Guarantor shall be permitted to receive and retain, regularly scheduled payments on account of Subordinated Indebtedness. Upon the request of the Administrative Agent, each Guarantor shall execute, deliver, and endorse to the Administrative Agent, for the pro rata benefit of the Administrative Agent and the Lenders, such documents and instruments as the Administrative Agent may request to perfect, preserve, and enforce the tights of the Administrative Agent and the Lenders hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of the Borrower and the Subsidiaries, or any of them, to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of the Borrower or such Subsidiary thereon are direct, indirect, contingent, primary, secondary, several, joint, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

          (b) Each Guarantor agrees that any and an hens, security interests, judgment liens, charges, or other encumbrances upon the assets of the Borrower and the Subsidiaries, or any of them, securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon such assets securing payment of the Guaranteed Indebtedness or any part thereat regardless of whether such encumbrances securing the Subordinated Indebtedness or the Guaranteed Indebtedness presently exist or are hereafter created or attached. No Guarantor shall (i) file suit against the Borrower or any Subsidiary or exercise or enforce any other creditors right it may have against the Borrower or any Subsidiary; or
 (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtors relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of the Borrower or any Subsidiary unless and until the Guaranteed Indebtedness shall have been paid in full, no Letters of Credit are outstanding, and the Commitments have expired or terminated.

          (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving the Borrower or any Subsidiary as debtor, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive, for the benefit of the Administrative Agent and the Lenders, directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Administrative Agent and the Lenders may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion.

          (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

     11. No Guarantor shall prepay any Indebtedness, except the Guaranteed Indebtedness.

     12.  No  amendment or  waiver  of  any provision  of  this  Guaranty  or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereat nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies heroin provided are cumulative and not exclusive of any remedies provided by law.

     13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of any Guarantor against the
 Administrative Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     14. This Guaranty is for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns. The Guarantors' obligations and agreements hereunder are joint and several. The provisions of this Guaranty shall apply to each Guarantor individually and collectively.

     15. Each Guarantor recognizes that the Administrative Agent and the Lenders are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to the Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Administrative Agent and the Lenders in entering into the Credit Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

     16. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     17.  The Guarantors  jointly and severally  agree to pay  on demand  all attorneys' fees and all other costs and expenses incurred by the Administrative Agent and each Lender in connection with the preparation, administration, enforcement or collection of this Guaranty.

     18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of the incurring by the Borrower of additional indebtedness, and all other notices and demands wit respect tote Guaranteed Indebtedness and this Guaranty.

     19. Each Guarantor agrees that the Administrative Agent and each Lender may exercise any and all rights granted to them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

     20. Each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that such Guarantor has adequate means to obtain from the Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of the Borrower and the Subsidiaries and that such Guarantor is not relying upon the Administrative Agent or any Lender to provide (and neither the Administrative Agent nor any Lender shall have any duty to provide) any such information to such Guarantor either now or in the future.

     21. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIBS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS. OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

     22. Each Guarantor acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with its legal counsel and that this Guaranty shall be construed as if jointly drafted by the Guarantors, the Administrative Agent and the Lenders.

     23. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                   [REMAINDER OF PAGE INTENTIONALLY BLANK]

 EXECUTED as of the day midyear first written above.


                            GUARANTORS:

                            PEGASUS NO. 1, LLC

                            By: /s/
                               William C. Hammett, Jr.
                               Manager


                            PEGASUS NO.2, LLC


                            By: /s/
                               William C. Hammett, Jr.
                               Manager


                            PEGASUS GP, LLC

                            By: Pegasus Solutions, Inc., its Sole Member


                            By: /s/
                                Ric L.Floyd
                                Executive Vice President


                             PEGASUS BUSINESS INTELLIGENCE, LP,
                             (successor by merger to Pegasus Electronic
                             Distribution, LP and Pegasus Commission
                             Processing, LP)

                             By Pegasus GP. LLC, its General Partner

                                By: Pegasus Solutions, Inc., its Sole Member


                             By: /s/
                                 Ric L. Floyd
                                 Executive Vice President



                             PEGASUS SOLUTIONS COMPANIES, (successor by merger to Pegasus Solutions Acquisition Company [formerly known as REZ, Inc ], Anasazi Service Corporation and Anasazi Travel Resources, Inc, and formerly known as Rezolutions, Inc.)


                             By: /s/
                                 Ric L. Floyd
                                 Executive Vice President


 ****************************************************************************

                      AMENDED AND RESTATED CONTRIBUTION
                        AND INDEMNIFICATION AGREEMENT

     AMENDED AND RESTATED CONTRIBUTION AND INDEMNIFICATION AGREEMENT ("Agreement") dated us of March 31, 2002, among Pegasus Solutions, Inc., formerly known as Pegasus Systems, Inc., a Delaware corporation (the
 "Borrower"), and the undersigned guarantors (each a "Guarantor and, collectively, the "Guarantors," and together with the Borrower, each a "Company" and, collectively, the "Companies").


                                  RECITALS:
                                  ---------

     A. Borrower, certain lenders and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association), as administrative agent for such lenders (in such capacity, together with its successor in such capacity, the "Administrative Agent"), have entered into a Credit Agreement dated as of April 17, 2000, as amended and restated on August31, 2001, and as further amended, of even date herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"), providing for loans and extensions of credit to the Borrower;

     B. Concurrently herewith, the Guarantors are executing and delivering an Amended and Restated Guaranty (the "Guaranty"), pursuant to which the Guarantors jointly and severally guarantee the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty);

     C. The Guarantors and the Borrower previously executed a Contribution and Indemnification Agreement dated as of April 17, 2000; however, certain of the Companies have been restructured since such date; and

     D. The Companies wish to enter into this Agreement to effect an equitable sharing of their risk in respect of the Guaranteed Indebtedness and to accurately reflect the names and structure of the Companies.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies agree as follows:

     1. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness, it shall have the rights of contribution and reimbursement set forth below against the other Companies and shall be indemnified as set forth below; provided that no Guarantor shall enforce its rights to any payment by exercising its rights of contribution, reimbursement or indemnification until all the Guaranteed Indebtedness shall have been. paid in full.

     2. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness that is greater than its Pro Rata Percentage (hereinafter defined) of such Guaranteed Indebtedness, calculated as of the date such payment is made, the Guarantor making such payment shall have the right to receive firm each of the other Guarantors, and the other Guarantors jointly and severally agree to pay to such Guarantor, when permitted by paragraph I hereof, an amount such that the net payments made by the Guarantors in respect of such Guaranteed Indebtedness shall be shared among the Guarantors pro rata in proportion to their respective Pro Rata Percentage of such Guaranteed Indebtedness. The Guarantors hereby jointly and severally indemnify each of the other Guarantors and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of such Guaranteed Indebtedness in excess of such Guarantor's respective Pro Rata Percentage of such Guaranteed Indebtedness.

     (a) Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loon Documents until all of the Guaranteed Indebtedness shall be paid in full.

     (b) As used herein, the term "Pro Rata Percentage" shall mean, for each Guarantor, the percentage derived by dividing (1) the amount by which the present fair saleable value of such Guarantor's assets on December 31,1999 exceeds its liabilities (without giving effect to the Guaranty) (such excess for each Guarantor, its "Net Worth") by (2) the Net Worth of all of the Guarantors, provided that upon the release of any Guarantor, the pro rata percentage of each remaining Guarantor shall be equitably adjusted to give effect to such release.

     3. If any Guarantor makes any payment in respect of the Guaranteed Indebtedness, the Guarantor making such payment shall have the right to receive from the Borrower, and the Borrower agrees to pay to such Guarantor, when permitted by paragraph 1 hereof, an amount equal to such payment. The Borrower hereby indemnifies each of the Guarantors and agrees to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement no liability or obligation of the Borrower that shall accrue pursuant to this Agreement or any Loan Document shall be paid or shall be deemed owed pursuant to this Agreement until all of the Guaranteed Indebtedness shall be paid in full.

      4. Each Company represents and warrants to each other Company and to their respective successors and assigns that:

      (a) the execution, delivery and performance by each Company of this Agreement are within such Company's organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, bylaws, partnership agreement or other organizing document of such Company or of any agreement, judgment injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such Company,

      (b) this Agreement constitutes a legal, valid and binding agreement of each Company hereto, enforceable against such Company in accordance with its terms;

      (c) each Company is not insolvent (as that term is defined in 11 USC. S 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representation is supported by such Company's internal projections and forecasts; and

      (d) The obligations of the Companies under this Agreement are not voidable obligations under 11 U.S.C. S548 or under any state law regarding fraudulent transfers, fraudulent conveyances or fraudulent incurrence of obligations.

     5. No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

     6. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by the Administrative Agent.

     7. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED N ACCORDANCE WITH, THE LAWS OF ThE STATE OF TEXAS.

     9. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.

            [The Remainder of This Page Intentionally Left Blank]

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written


                             BORROWER:

                             PEGASUS SOLUTIONS, INC.,
                             a Delaware corporation (formerly known as Pegasus Systems, Inc.)


                             By: /s/  Ric L Floyd
                               Name: Ric L Floyd
                               Title: Executive Vice President


                             GUARANTORS:

                             PEGASUS NO. l, LLC


                             By: /s/ William C. Hammett, Jr.
                               William C. Hammett, Jr.
                               Manager

                             PEGASUS NO.2, LLC


                             By: /s/ William C. Hammett, Jr.
                               William C. Hammett, Jr.
                               Manager

                             PEGASUS GP, LLC

                             By: Pegasus Solutions, Inc., its Sole Member


                             By: /s/ Ric L. Floyd
                               Ric L. Floyd
                               Executive Vice President



 Signature Page to Amended and Restated
 Contribution and Indemnification Agreement - Page 1 of 2

                             PEGASUS BUSINESS INTELLIGENCE, LP,
                             (successor by merger to Pegasus Electronic
                             Distribution, LP and Pegasus Commission
                             Processing, LP)

                             By: Pegasus GP, LLC, its General Partner

                                By:  Pegasus Solutions, Inc., its Sole Member


                             By: /s/  Ric L. Floyd
                                 Ric L. Floyd
                                 Executive Vice President


                             PEGASUS SOLUTIONS COMPANIES, (successor
                             by merger to Pegasus Solutions Acquisition
                             Company [formerly known as REZ, Inc.], Anasazi Service Corporation and Anasazi Travel Resources, Inc., and formerly known as Rezolutions, Inc.)


                             By: /s/  Ric L. Floyd
                                 Ric L Floyd
                                 Executive Vice President